EXHIBIT 10.2


                    FIRST AMENDMENT TO CREDIT AGREEMENT


      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of June 23, 1998 by and among BIRMINGHAM STEEL CORPORATION (the
"Borrower"), each of the financial institutions a party hereto (the "Lenders"), and NATIONSBANK, N.A., sucessor to NationsBank, N.A. (South), as Agent (the "Agent").

      WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 17, 1997 (the "Credit Agreement");

      WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

      Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

      (a) The Credit Agreement is amended by deleting from the definition of the term "Consolidated Net Income" contained in Section 1.1 the word "and" appearing immediately before clause (g) of such definition and adding to the end of such definition the following:

      "and (h) pre-operating/start-up costs as would be set forth on an income statement of the Borrower and its Restricted Subsidiaries for such period prepared in accordance with GAAP"

      (b) The Credit Agreement is amended by deleting clause (ii) from
Section 12.5.(d) in its entirety and substituting in its place the following:

      (ii) any partial assignment shall be in an amount at least equal to $5,000,000 and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of at least $5,000,000;

      Section 2. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

      (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

      (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice, or otherwise:
(i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or the bylaws of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its respective properties may be bound; or
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary.

      (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

      Section 3. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

      Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

      Section 5. Expenses. The Borrower shall reimburse the Agent and each Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

      Section 6. Effectiveness. Upon receipt by the Agent of a counterpart of this Amendment duly executed by the Borrower and the Requisite Lenders, this Amendment shall be deemed effective as of the Effective Date.

      Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

      Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

      Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                         [Signatures on Next Page]



     [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
              JUNE 23, 1998 WITH BIRMINGHAM STEEL CORPORATION]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

                              THE BORROWER:

                              BIRMINGHAM STEEL CORPORATION


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________



                              THE AGENT AND THE LENDERS:

                              NATIONSBANK, N.A., successor to NationsBank, N.A.
                                 (South), as Agent and as a Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              PNC BANK, NATIONAL ASSOCIATION, as Co-Agent and
                                 as a Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE BANK OF NOVA SCOTIA, as Co-Agent as a Lender


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                [Signatures continue on the following page]



     [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
              JUNE 23, 1998 WITH BIRMINGHAM STEEL CORPORATION]

                              BANK OF AMERICA NT&SA, successor of Bank of
                                 America Illinois


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE BANK OF TOKYO - MITSUBISHI, LTD
                                 ATLANTA AGENCY


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              CIBC INC.


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              AMSOUTH BANK


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                 CAYMAN ISLAND BRANCH


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________

                [Signatures continue on the following page]



     [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
              JUNE 23, 1998 WITH BIRMINGHAM STEEL CORPORATION]


                              LTCB TRUST COMPANY


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              FIRST AMERICAN NATIONAL BANK

                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                              THE SANWA BANK, LIMITED


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________


                [Signatures continue on the following page]




     [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
              JUNE 23, 1998 WITH BIRMINGHAM STEEL CORPORATION]

                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                              By:______________________________
                                 Name:_______________________
                                 Title:______________________

                              By:______________________________
                                 Name:_______________________
                                 Title:______________________